Pursuant to Rule 497(e)
Registration No. 002-85370

SunAmerica Money Market Funds, Inc.

(the “Company”)

SunAmerica Municipal Money Market Fund

(the “Fund”)

Supplement dated December 5, 2011

to the Prospectus dated April 29, 2011, as supplemented and amended to date

Effective as of the Fund’s close of business on January 13, 2012 (the “Effective Date”), the Fund will close to new investments and will no longer accept orders to buy Fund shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gain distributions from existing shareholders after the Effective Date. The closing of the Fund to new investments does not restrict shareholders from selling shares of the Fund and shareholders may redeem their shares at any time, in accordance with the terms set forth in the Fund’s Prospectus.

The announcement of the closing of the Fund to new investments is expected to result in a significant redemption of Fund shares, since approximately 98% of the Fund’s total outstanding shares as of November 16, 2011, were held by brokerage accounts as cash “sweep” vehicles (“sweep accounts”). These sweep accounts are anticipated to move into new investment options prior to the Effective Date. If these sweep accounts redeem out of the Fund as expected, the Fund may need to depart from its stated investment strategies and techniques due to the size of the remaining assets in the Fund, although the Fund will continue to seek to maintain a stable share price of $1.00 and to follow the rules of the Securities and Exchange Commission applicable to money market funds relating to the credit quality, liquidity, diversification and maturity of investments.

The closing of the Fund to new investments is expected to be the first step towards the ultimate liquidation of the Fund, and the Fund’s investment adviser anticipates proposing the liquidation of the Fund to the Company’s Board of Directors (the “Board”) following the redemption by the sweep accounts. Liquidation of the Fund is also subject to approval by the Fund’s shareholders. Accordingly, if the liquidation is approved by the Board, shareholders entitled to notice of and to vote at a special meeting at which any such proposal will be considered will receive proxy materials describing the liquidation in greater detail. The investment adviser may purchase shares of the Fund prior to the Effective Date and the record date for any such special meeting, and, in such event, would be entitled to vote on any liquidation proposal submitted to shareholders.

Capitalized terms used in this supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

This Supplement should be retained with your Prospectus for future reference.

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